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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  January 6, 2006



                               LIFEWAY FOODS, INC.
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             (Exact name of registrant as specified in its charter)


           ILLINOIS                      0-17363                  36-3442829
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(State or other jurisdiction    (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)


                   6431 West Oakton St. Morton Grove, IL 60053
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               (Address of principal executive offices) (Zip code)


Registrant's telephone number, including area code:  (847) 967-1010

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

         On January 6, 2006, Lifeway Foods, Inc. (the "Company") was informed of the death of director Rick D. Salm, who passed away on January 6, 2006. Mr. Salm served as director of the Company since February 1986 and will be greatly missed. He served on the Audit Committee. The Board of Directors is expected to name a new member to the Audit Committee at its next regular meeting. The Company has begun the process of identifying an additional individual to serve on the Company's Board of Directors.



























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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: January 13, 2006

                                      LIFEWAY FOODS, INC.


                                      By: /s/ Julie Smolyansky
                                          -----------------------------
                                          Julie Smolyansky
                                          Chief Executive Officer, President,
                                          and Director